                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 2001





                              CONSECO FINANCE CORP.
                       CONSECO FINANCE SECURIZATIONS CORP.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware            333-92315 and 33-92315-01        41-1807858
----------------------------  -------------------------  -----------------------
(State or other jurisdiction         (Commission               (IRS employer
       of incorporation)             file number)            identification No.)


  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (651) 293-3400
                                                           --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.   Changes in Control of Registrant.
          --------------------------------

          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------

          Not applicable.

Item 3.   Bankruptcy or Receivership.
          --------------------------

          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------

          Not applicable.

Item 5.   Other Events.
          ------------

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2001 and for periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statements (Nos. 333-92315 and 33-92315-01) of the Registrant; and (iii) the Prospectus Supplement relating to Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-2, and shall be deemed to be part hereof and thereof.

Item 6.   Resignations of Registrant's Directors.
          --------------------------------------

          Not applicable.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               Exhibit No.    Description
               -----------    -----------
                  23.1        Consent of KPMG LLP


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CONSECO FINANCE CORP.


                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer


                                       CONSECO FINANCE SECURITIZATIONS CORP.


                                       By: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and Treasurer



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